Exhibit 10.8
FORM OF CERTIFICATE
     Pursuant to and subject to that certain Master Participation Agreement made between you and GREAT LAKES GAMING OF MICHIGAN, LLC, a Minnesota limited liability company (the “Seller”) dated as of the second day of March, 2007 (the “Agreement”), the Seller hereby offers you, in the capacity of Participant a Participation without recourse (except as provided in the Agreement) in the following Loan on a funded basis, subject to the terms and conditions set forth below. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.
TO BE COMPLETED BY THE SELLER
Development Loan
Maturity Date: The fifth anniversary after the fifteenth day of the calendar month immediately following the Commencement Date of the Four Winds Casino Resort.
Original Loan Amount: $46,000,000.00
Accrued Interest: $17,967,329.62
Participation Amount: $63,967,329.62
Pro Rata Share Offered: $1,473,365.11
Repayment: Equal monthly payments of principal and interest in an amount sufficient to amortize such principal and accrued interest over a sixty month period (such payments will commence on the fifteenth day of the calendar month immediately following the Commencement Date of the Four Winds Casino Resort).
Interest Rate: 9.0% per annum (interest will continue to accrue pursuant to original terms).
Purchase Price (as a percentage of Participation Amount): 98.0%
Non-Gaming Land Acquisition Line of Credit
Maturity Date: The fifth anniversary after the fifteenth day of the calendar month immediately following the Commencement Date of the Four Winds Casino Resort.
Original Loan Amount: $13,176,335.46
Accrued Interest: $10,485,962.41
Participation Amount: $23,662,297.87
Pro Rata Share Offered: $545,015.78
Repayment: Equal monthly payments of principal and interest in an amount sufficient to amortize such principal and accrued interest over a sixty month period (such payments will commence on the fifteenth day of the calendar month immediately following the Commencement Date of the Four Winds Casino Resort).
Interest Rate: 9.0% per annum (interest will continue to accrue pursuant to original terms).
Purchase Price (as a percentage of Participation Amount): 98.0%

Transition Loan
Maturity Date: The fifth anniversary after the fifteenth day of the calendar month immediately following the Commencement Date of the Four Winds Casino Resort.
Original Loan Amount: $12,000,000.00
Accrued Interest: $4,568,300.09
Participation Amount: $16,568,300.09
Pro Rata Share Offered: $381,619.11
Repayment: Equal monthly payments of principal and interest in an amount sufficient to amortize such principal and accrued interest over a sixty month period (such payments will commence on the fifteenth day of the calendar month immediately following the Commencement Date of the Four Winds Casino Resort).
Interest Rate: 9.0% per annum (interest will continue to accrue pursuant to original terms).
Purchase Price (as a percentage of Participation Amount): 98.0%
Aggregate Participation Amount: $2,400,000
     Attached hereto is a true copy of the Notes evidencing the Loans referenced herein. When this Certificate is duly signed and any and all amendments are initialed by both the Seller and Participant, it becomes an irrevocable (subject to Section 21 of the Agreement) offer and acceptance of participation. Any change of the above terms shall be evidenced by another Certificate duly signed by the authorized personnel of both Parties, which Certificate shall supersede all prior Certificates with respect to the relevant Loan.
     This offer is open for acceptance by the Participant until March 2, 2007. If acceptance of this offer is not received by the Seller on or before this date, this offer of participation becomes null and void and the Seller shall not be bound by the terms set forth herein.
Effective as of the second day of March 2007
[Signature page to follow]

GREAT LAKES GAMING OF MICHIGAN, LLC, as Seller
By:	/S/ Timothy Cope
	Name:	Timothy Cope
	Title:	President/CFO
[SIGNATURE PAGE TO CERTIFICATE FOR PARTICIPATION AGREEMENT]

DIVERSIFIED INVESTORS HIGH YIELD BOND FUND
By:	BOSTON MANAGEMENT AND RESEARCH as investment advisor, as Participant

By:	/S/ Michael W. Weilheimer
	Name:	Michael W. Weilheimer
	Title:	Vice President